Exhibit 10.1
December 20, 2012

VIA FACSIMILE

Carrollton Bancorp
7151 Columbia Gateway Drive, Suite A
Columbia, MD 21046
Attention: Robert A. Altieri
Facsimile No: (410) 312-5435

Financial Services Partners Fund I, LLC
1826 Jefferson Place, NW
Washington, DC 20036
Attention: Richard Perry
Facsimile No: (202) 775-8365

Re:           Extension of Termination Date

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger (the “Agreement”), dated as of April 8, 2012, amended as of May 7, 2012, by and among Carrollton Bancorp (“Carrollton”), Jefferson Bancorp, Inc. (“Jefferson”) and Financial Services Partners Fund I, LLC.  Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement.

Pursuant to Section 9.01(c) of the Agreement, Jefferson and Carrollton agree that the Termination Date is hereby extended until February 28, 2013.  Jefferson and Carrollton each acknowledge and agree that (i) the failure of the Effective Time to occur by December 31, 2012 is by reason of non-satisfaction of a condition set forth in Section 8.01(b) of the Agreement, and (ii) all other conditions in Article VIII of the Agreement have heretofore been satisfied or are capable of being satisfied by such date.

Except as expressly set forth herein, this letter shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, each of which shall remain in full force and effect.  The provisions set forth in Sections 10.03, 10.04 and 10.08 of the Agreement are incorporated herein by reference.

This letter may be executed in one or more counterparts, including by facsimile or electronic transmission, each of which shall be deemed an original, but all of such counterparts together shall be deemed to be one and the same agreement.

Please acknowledge your agreement to the terms and conditions hereof by executing this letter in the space provided below.

Sincerely yours,

JEFFERSON BANCORP, INC.

By: /s/ Kevin B. Cashen
Name: Kevin B. Cashen
Title: President and Chief Executive Officer

ACKNOWLEDGED AND AGREED:

CARROLLTON BANCORP

By:      /s/ Robert A. Altieri
Name:  Robert A. Altieri
Title:  President and Chief Executive Officer

FINANCIAL SERVICES PARTNERS FUND I, LLC

By:  Hovde Acquisition I LLC,
         its Managing Member

By:      /s/ Richard J. Perry, Jr.
Name:  Richard J. Perry, Jr.
Title:  Managing Member